SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(B) OR (G) OF THE

SECURITIES EXCHANGE ACT OF 1934

AXIOM III, INC.
(Exact name of registrant as specified in its charter)

Nevada	20-1204606
(State of incorporation	(I.R.S. Employer
or organization)	Identification No.)

2341 Boston Road, Wilbraham, MA 01095
(Address of principal executive offices) (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which
to be so registered	each class is to be registered
-------------------	------------------------------
None	NA

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [  ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates: 333-120967.

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $.001 par value

    Item 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

    Reference is made to the description of the Registrant's Common Stock in the sections entitled "Dividend Policy" and "Description of Securities" contained in the Registrant's Registration Statement on Form SB-2 (Registration No. 333-120967) filed with the Securities and Exchange Commission on December 3, 2004, as subsequently amended.

Item 2. EXHIBITS DESCRIPTION

3.1 Articles of Incorporation (1)

3.2 Bylaws (2)

4.1 Specimen Certificate of Common Stock (3)

-----------------------

(1) Incorporated by reference from Exhibits 3.1 of Registrant's Registration Statement on Form SB-2 (Registration No. 333-120967) filed with the Securities and Exchange Commission on December 3, 2004.

(2) Incorporated by reference from Exhibit 3.2 of Registrant's Registration Statement on Form SB-2 (Registration No. 333-120967) filed with the Securities and Exchange Commission on December 3, 2004.

(3) Incorporated by reference from Exhibits 4 of the Registrant's Amendment No. 2 to the Registration Statement on Form SB-2/A (Registration No. 333-120967) filed with the Securities and Exchange Commission on June 27, 2005.

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SIGNATURES

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

AXIOM III, INC.

Dated: April 25, 2007	By:	/s/ Lawrence M. Nault
Lawrence M. Nault President, Chief Executive Officer, Chief Financial Officer, Comptroller

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